                              Managed Municipals
                                Portfolio Inc.

                               Quarterly Report

                               February 29, 2000


                                   [GRAPHIC]

                               Managed Municipals
                                 Portfolio Inc.




Dear Shareholder:

We are pleased to provide the third quarter report for the Managed Municipals Portfolio Inc. ("Portfolio") for the period ended February 29, 2000. During the nine months covered by this report, the Portfolio distributed income dividends totaling $0.45 per share. The table below shows the annualized distribution rate and nine-month total return based on the Portfolio's February 29, 2000 net asset value ("NAV") per share and its New York Stock Exchange ("NYSE") closing price.1

             Price             Annualized          Nine-Month
           Per Share       Distribution Rate2     Total Return2
           ---------       ------------------     -------------

           $10.91 (NAV)          5.50%               (4.53)%
           $9.50 (NYSE)          6.32%               (4.14)%

In comparison, general closed-end municipal bond funds posted an average total return on NAV of negative 2.58% for the same time period, as reported by Lipper Inc. (Lipper, Inc. is a nationally recognized

---------
1 The NAV is calculated by subtracting total liabilities from the closing value of all securities held by the Portfolio, plus all other assets. This result (net assets) is divided by the total number of shares outstanding. The NAV fluctuates with changes in the market price of the securities in which the Portfolio has invested. However, the price at which the investor buys or sells shares of the Portfolio is its market (NYSE) price as determined by supply and demand.

2 Total returns are based on changes in NAV and the market value, respectively. Total returns assume the reinvestment of all dividends and/or capital gains distributions in additional shares. The annualized distribution rate is the Portfolio's current monthly income dividend rate, annualized, and then divided by the NAV or the market value noted in the report. This annualized distribution rate assumes a current monthly income dividend rate of $0.050 for twelve months. This rate is as of March 31, 2000 and is subject to change. The important difference between a total return and an annualized distribution rate is that the total return takes into consideration a number of factors including the fluctuation of the NAV or the market value during the period reported. The NAV fluctuation includes the effects of unrealized appreciation or depreciation in the Portfolio. Accordingly, since an annualized distribution rate only reflects the current monthly income dividend rate annualized, it should not be used as the sole indicator to judge the return you receive from your Portfolio investment. Past performance is not indicative of future results.

organization that reports on mutual fund total return performance and calculates fund rankings. Lipper peer averages are based on universes of funds with similar investment objectives. Peer group averages include reinvested dividends and capital gains, if any, and exclude sales charges.)

Special Shareholder Notice
We are pleased to report that we have continued our effort to reduce the Portfolio's shares' discount to NAV. This program, which commenced on June 21, 1999, is believed to be an opportunity to take advantage of market price fluctuations with the objective of offering long-term value to the Fund's shareholders. The Portfolio intends to continue to purchase shares of its stock in the open market at such times, prices and amounts deemed advisable and subsequently retire them.

This repurchase program has added liquidity to the market for the benefit of investors who wish to sell their shares, while also seeking to benefit current shareholders by increasing the Portfolio's shares' NAV. Since the inception of the program, the Portfolio has repurchased and retired 1,892,400 shares with an average buyback price of $9.43. As of February 29, 2000, this repurchase program has increased the Portfolio's shares' NAV by over $0.11 and increased the Portfolio's shares' total return by approximately 1% when measured by NAV.

Municipal Bond Market Update

In our view, bond yields are high enough to adequately reflect the risk of slightly higher inflation. The period covered by this report was marked by continued robust U.S. economic growth, historically low inflation and low unemployment.

On February 2, 2000, the Federal Reserve Board ("Fed") raised interest rates for a fourth time in less than eight months, seeking to help reduce inflationary pressures and slow down the nation's rapidly growing economy.3 Perhaps more significant than the Fed's recent policy decisions was its accompanying statement that rapid growth could foster inflationary imbalances that might undermine the U.S. economy's record economic expansion. We believe that this vigilance may hint at a slightly more aggressive approach by the Fed in the months ahead. However, in our view, bond yields are high enough to adequately reflect the risk of slightly higher inflation. Indeed, we think that bond yields may be near their peak.



-------
3 On Tuesday, March 21, 2000 after this letter was written, the Fed raised interest rates 0.25%.

Also, we believe performance in the bond market during the period has been a direct result of Fed decisions. While presumably aimed at the bull market in stocks, the bond market has been negatively impacted on fears of further Fed rate increases. We believe the current lack of inflationary data defies a historically tight labor market and shows the incredible influence of technology and the power of global pricing constraints.

The bond market had a tough time in 1999. Tax-loss selling and asset allocation shifts out of municipal securities precipitated massive outflows in the fourth quarter, prompting bond funds to sell their municipal bond holdings. This drove yields even higher and sent the net asset values of many funds lower, accelerating outflows and leaving bond dealers reluctant to hold municipal securities. Additionally, the bond market has suffered in recent months from uncertainty over the outlook for future Fed monetary policy, given the rise of the stock market and the higher consumer demand at year-end. Also, we have noted that supply in the new-issue market is down substantially from last year.

Under "normal" market conditions, municipal investors pay for the tax-free income benefits by getting a lower return. Today, however, investors are saving on taxes without sacrificing returns. It is possible to buy double- and triple-A-rated bonds yielding nearly 100% or more of similar maturity U.S. Treasury bonds, well above the historical average of roughly 80%. We think these yields represent extraordinarily good value for municipal securities.

Investment Strategy

The Portfolio seeks as high a level of current income exempt from Federal income tax as is consistent with preservation of principal.4

During the past year, the Portfolio focused on hospital bonds (16.6%), transportation bonds (14.7%) and general obligation bonds (11.8%) because we believe they offered good relative values. At the end of February, the Portfolio's weighted average maturity was approximately 21.3 years. In addition, as of February 29, 2000, 89.2% of the Portfolio's holdings were rated investment grade5 by either Standard & Poor's



4 Please note that a portion of the Portfolio's income may be subject to the Alternative Minimum Tax ("AMT").

5 Investment-grade bonds are those rated Aaa, Aa, A and Baa by Moody's Investors Service, Inc. or AAA, AA, A and BBB by Standard & Poor's Ratings Group, or that have an equivalent rating by any nationally recognized statistical rating organization or are determined by the manager to be of equivalent quality.

Ratings Group or Moody's Investors Services Inc., with 52.4% of the Portfolio invested in AAA bonds, the highest rating.

And while no guarantees can be made, our belief that municipal securities are undervalued has led us to rebalance the Portfolio to capitalize on what we believe will be a future bullish trend. In general, this means buying bonds carrying maturities of 20 years or longer, with solid credit ratings and trading below fair market value in price. We are targeting, among others, general obligation bonds and high-grade revenue credits like water, sewer and toll-road bonds.

Our investment strategy for the Portfolio has been to maximize our dividend yield. In our view, the municipal bond market has provided us with excellent opportunities during the reporting period. Since interest rates have gone up to higher levels, we have been able to invest our excess cash at higher yields. In addition, we have also been focusing on adding high-grade bonds to the Portfolio's portfolio. The Portfolio's investment strategy going forward will be three-fold:

    . We are lengthening maturities in the portfolio to take advantage of the inexpensive valuations of municipal bonds relative to U.S. Treasuries

    .   We are focusing on investing in high-grade issues

    . We are investing in discount paper because this is where we believe we can obtain the best value

Our aim is to sell off some of our intermediate-term maturities that were defensive and stretch out longer on the yield curve to lock in today's higher rates. (The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.) We see the best opportunity for potential reward right now at the long end of the curve.

Municipal Bond Market Outlook
We think the U.S. economy should remain stable this year, as low unemployment and strong consumer confidence should likely support demand for goods. Moreover, we think that the Fed has engineered a good balance between strong economic growth and an "acceptable" rate of inflation.

Regarding further Fed monetary policy tightenings, we believe that such future actions would not be detrimental to the bond market, particularly as the U.S. Treasury continues to pay down debt and inflation appears to be under control. We think that any further Fed policy actions have already been comfortably priced into the bond market. We also believe that the good news is that the economy's "soft landing" is likely to be at a higher annual growth rate than was previously thought possible due to the possible emergence of a "New Economy," where technological advances can spur economic growth without inflationary pressures because of higher productivity.

In our judgment, a number of influences remain favorable for the municipal bond market. The new-issue municipals expected to decline this year, boosting demand for bonds currently outstanding and enhancing interest for the roughly $175 billion of new municipals expected in 2000. Fiscal trends are another major positive. During past economic downturns, some municipal issuers facing declining tax receipts were hard-pressed to repay their bond obligations. Today, many state and local governments have budget surpluses. We believe these surpluses indicate that investors will feel more comfortable holding municipals, even in a downturn. Lastly, recent narrowing of spreads in the taxable market has made alternatives less attractive. All of these trends help to explain why we remain optimistic about the long-term prospects for the municipal bond market.

In closing, thank you for investing in the Managed Municipals Portfolio Inc. We look forward to continuing to help you pursue your financial goals.

Sincerely,


/s/ Heath B. McLendon               /s/ Joseph P. Deane


Heath B. McLendon                   Joseph P. Deane
Chairman                            Vice President and
                                    Investment Officer


March 16, 2000

Take Advantage of the Fund's Dividend Reinvestment Plan!
Did you know that Fund investors who reinvest their dividends are taking advantage of one of the most effective wealth-building tools available today? Systematic investments put time to work for you through the strength of compounding.

As an investor in the Fund, you can participate in its Dividend Reinvestment Plan ("Plan"), a convenient, simple and efficient way to reinvest your dividends and capital gains, if any, in additional shares of the Fund. Below is a short summary of how the Plan works.

Plan Summary
If you are a Plan participant who has not elected to receive your dividends in the form of a cash payment, then your dividend and capital gain distributions will be reinvested automatically in additional shares of the Fund.

The number of common stock shares in the Fund you will receive in lieu of a cash dividend is determined in the following manner. If the market price of the common stock is equal to or exceeds the net asset value per share ("NAV") on the determination date, you will be issued shares by the Fund at a price reflecting the NAV, or 95% of the market price, whichever is greater.

If the market price is less than the NAV at the time of valuation (the close of business on the determination date), or if the Fund declares a dividend or capital gains distribution payable only in cash, PFPC Global Fund Services (the "Plan Agent"), formerly known as First Data Investor Services Group, Inc., will buy common stock for your account in the open market.

If the Plan Agent begins to purchase additional shares in the open market and the market price of the shares subsequently rises above the previously determined NAV before the purchases are completed, the Plan Agent will attempt to terminate purchases and have the Fund issue the remaining dividend or distribution in shares at the greater of the previously determined NAV or 95% of the market price. In that case, the number of Fund shares you receive will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares.

Restated Plan Adopted
A more complete description of the current Plan appears in this report beginning on page 29. The descriptions herein are based on a restated version of the Plan, which was recently adopted to reflect current practices of the Plan Agent and for the purpose of standardizing the terms among all closed-end Mutual Funds managed by SSB Citi Fund Management LLC.

To find out more detailed information about the Plan and about how you can participate, please call PFPC Global Fund Services at (800) 331-1710.

                            Schedule of Investments
                          February 29, 2000 (unaudited)

    Face
    Amount          Rating(a)               Security                         Value
========================================================================================
MUNICIPAL BONDS AND          NOTES -- 100%
Alabama -- 0.6%
$ 2,500,000         AAA      Jefferson County, AL Sewer Revenue, Series A,
                             FGIC-Insured, 5.375% due 2/1/36                 $2,200,000
----------------------------------------------------------------------------------------
Alaska -- 0.5%
                             Valdez Alaska Marine Term Revenue Refunding:
  1,000,000         AA+      BP Pipelines Inc. Project, Series A,
                             5.850% due 8/1/25                                  932,500
  1,000,000         AAA      Exxon Pipeline Co. Project, Series B,
                             5.500% due 12/1/33                               1,000,000
----------------------------------------------------------------------------------------
                                                                              1,932,500
----------------------------------------------------------------------------------------
Arizona -- 1.5%
  1,750,000         AAA      Maricopa County AZ IDA, Multi-Family
                             Housing Revenue, Metro Gardens-Mesa
                             Ridge PJ, Series A, MBIA-Insured,
                             5.150% due 7/1/29                                1,502,812
  4,000,000         AAA      Mesa Arizona IDA, Discovery Health Systems,
                             Series A, MBIA-Insured, 5.625% due 1/1/29        3,740,000
----------------------------------------------------------------------------------------
                                                                              5,242,812
----------------------------------------------------------------------------------------
California -- 7.2%
  4,540,000         Baa3*    California Educational Facilities Authority
                             Revenue, (Pooled College & University
                             Projects), Series A, 5.625% due 7/1/23           3,932,775
  4,000,000         A2*      California Health Facilities Authority Revenue,
                             (Cedars-Sinai Medical Center), Series A,
                             6.250% due 12/1/34                               3,875,000
  1,000,000         AAA      California State Public Works Board, Lease
                             Revenue, Department of Corrections,
                             California Prison, AMBAC-Insured,
                             5.250% due 1/1/21                                  927,500
  1,000,000         AAA      Campbell, CA Unified School District, GO,
                             FGIC-Insured, 5.000% due 8/1/17                    903,750
  3,300,000         A-       Los Angeles, CA Regional Airport Improvement
                             Corp., Los Angeles International Airport
                             Lease Revenue, 6.500% due 1/1/32 (b)             3,308,250
  2,000,000         AAA      Los Angeles, CA University School District,
                             Series A, FGIC-Insured 5.000% due 7/1/21         1,760,000
  2,000,000         AA       Metropolitan Water District, Southern
                             California Waterworks, Series A,
                             5.000% due 7/1/17                                1,812,500


                                             See Notes to
                                             Financial Statements.

                             Schedule of Investments
                   February 29, 2000 (unaudited) (continued)

    Face
    Amount          Rating(a)               Security                         Value
========================================================================================
California -- 7.2% (continued)
$ 3,140,000         AAA     Rancho Mirage, CA Redevelopment Agency,
                            Tax Allocation Refunding, (1984 Project),
                            Series A, MBIA-Insured, 5.000% due 4/1/24       $ 2,708,250
  4,250,000         AAA     Riverside County, CA COP, (1997 Lease
                            Refunding Project), MBIA-Insured,
                            5.125% due 11/1/17                                3,957,813
  2,750,000         AAA     Sacramento County, CA COP, (Public
                            Facilities Project), MBIA-Insured,
                            5.375% due 2/1/19                                 2,602,188
----------------------------------------------------------------------------------------
                                                                             25,788,026
----------------------------------------------------------------------------------------
Colorado -- 12.8%
3,000,000           AAA     Arapahoe County, CO Capital Improvement
                            Trust Fund, E-470 Public Highway Authority
                            Revenue, (Pre-Refunded-- Escrowed with
                            U.S. government securities to 8/31/05
                            Call @ 103), 7.000% due 8/31/26                   3,348,750
                            Colorado Health Facilities Authority Revenue:
  1,000,000         AA-     Catholic Health Initiatives, Series A,
                            5.000% due 12/1/28                                  786,250
  3,000,000         A       Series B, Remarketed 7/8/98,
                            5.350% due 8/1/15                                 2,613,750
  2,500,000         AAA     Sisters of Charity Leavenworth,
                            MBIA-Insured, 5.125% due 12/1/18                  2,215,625
  2,000,000         BBB+    Colorado Springs, CO Airport Revenue,
                            Series A, 7.000% due 1/1/22 (b)                   2,037,500
 60,000,000         Aaa*    Dawson Ridge, CO Metropolitan District
                            No. 1, Series B, (Escrowed to maturity with
                            REFCO Strips), zero coupon due 10/1/22           12,750,000
                            Denver, CO City & County Airport Revenue,
                            Series C:
  3,155,000         BBB+    6.750% due 11/15/22 (b)                           3,174,719
 10,165,000         BBB+    6.125% due 11/15/25 (b)                           9,516,981
  8,160,000         BBB+    Escrowed to maturity with U.S.
                            government securities,
                            6.125% due 11/15/25 (b)(c)                        8,292,600
    845,000         AAA     Pre-Refunded -- Escrowed with U.S.
                            government securities to 11/15/02
                            Call @ 102, 6.750% due 11/15/22 (b)                 898,869
----------------------------------------------------------------------------------------
                                                                             45,635,044
----------------------------------------------------------------------------------------



                                             See Notes to
                                             Financial Statements.

                             Schedule of Investments
                   February 29, 2000 (unaudited) (continued)

    Face
    Amount          Rating(a)               Security                         Value
----------------------------------------------------------------------------------------
Connecticut -- 0.3%
$ 1,000,000         AAA     Connecticut State Health & Education,
                              (Child Care Facilities Project), Series C,
                              AMBAC-Insured, 5.625% due 7/1/29              $   940,000
----------------------------------------------------------------------------------------
District of Columbia -- 0.1%
    500,000         AA-     District of Columbia, General Fund Recovery,
                              Series B, 5.000% due 6/1/03                       500,000
----------------------------------------------------------------------------------------
Florida -- 3.6%
  5,000,000         BBB-    Martin County, FL IDA, (Indiantown
                              Cogeneration Project), Series A,
                              7.875% due 12/15/25 (b)                         5,000,000
  3,500,000         AAA     Orange County, FL Tourist Development
                              Tax Revenue, Series A, AMBAC-Insured,
                              4.750% due 10/1/24                              2,878,750
                            Tampa, FL Revenue,
                              (Florida Aquarium Inc. Project):
  2,650,000         NR          7.550% due 5/1/12 (c)                         2,845,438
  2,000,000         NR          Pre-Refunded-- Escrowed with U.S.
                                government securities to 5/1/02
                                Call @ 102, 7.750% due 5/1/27 (c)             2,157,500
----------------------------------------------------------------------------------------
                                                                             12,881,688
----------------------------------------------------------------------------------------
Georgia -- 1.9%
  5,000,000         AAA     Atlanta, GA Water & Wastewater Revenue,
                              Series A, FGIC-Insured, 5.000% due 11/1/38      4,125,000
  2,000,000         A3*     Private Colleges & Universities Authority
                              Revenue, (Mercer University Project),
                              Series A, 5.250% due 10/1/25                    1,717,500
  1,000,000         BBB-    Savannah GA, EDA Revenue, College of
                              Art & Design Inc., 6.900% due 10/1/29             996,250
----------------------------------------------------------------------------------------
                                                                              6,838,750
----------------------------------------------------------------------------------------
Hawaii -- 1.3%
  2,000,000         A       Hawaii State Department of Budget & Finance,
                              Special Purpose Revenue, Kaiser Permanente,
                              Series A, 5.100% due 3/1/14                     1,712,500
  3,110,000         AAA     Hawaii State GO, Series CP, FGIC-Insured,
                              5.000% due 10/1/15                              2,849,537
----------------------------------------------------------------------------------------
                                                                              4,562,037
----------------------------------------------------------------------------------------
Illinois -- 4.1%
  2,000,000         AAA     Chicago, IL Water Revenue, FGIC-Insured,
                              5.250% due 11/1/27                              1,730,000

                                             See Notes to
                                             Financial Statements.

                            Schedule of Investments
                   February 29, 2000 (unaudited) (continued)

Face
Amount              Rating(a) Security                                      Value
----------------------------------------------------------------------------------------
Illinois -- 4.1% (continued)
                            Illinois Health Facilities Authority Revenue:
$ 2,000,000         Aaa*      Memorial Health Systems, MBIA-Insured,
                                5.250% due 10/1/18                        $ 1,812,500
  8,000,000         A       OSF Healthcare Systems,
                                6.250% due 11/15/29                         7,510,000
  4,000,000         AAA     Illinois State GO, FGIC-Insured,
                                5.250% due 12/1/20                          3,605,000
----------------------------------------------------------------------------------------
                                                                           14,657,500
----------------------------------------------------------------------------------------
Indiana -- 1.5%
  5,000,000         A1*     Indiana Port Commission Revenue Refunding,
                              (Cargill Inc. Project), 6.875% due 5/1/12     5,268,750
----------------------------------------------------------------------------------------
Kansas -- 0.1%
    500,000         A+      Kansas Development Financing Authority,
                              Health Facilities Revenue, Children's Mercy
                              Hospital, Series N, 5.250% due 5/15/18          440,000
----------------------------------------------------------------------------------------
Louisiana -- 2.6%
  4,000,000         AAA     Louisiana Local Government Environment
                              Facilities, Community Development
                              Authority Revenue, Capital Projects &
                              Equipment Acquisition, AMBAC-Insured,
                              4.500% due 12/1/18                            3,290,000
  5,500,000         Aa3*    Saint Martin Parish, LA Industrial Revenue,
                              (Cargill Inc. Project), 6.625% due 10/1/12    5,802,500
----------------------------------------------------------------------------------------
                                                                            9,092,500
----------------------------------------------------------------------------------------
Maine -- 0.9%
  3,500,000         AAA     Maine Muni Bond Bank, Series C,
                              FSA-Insured, 5.350% due 11/1/18               3,285,625
----------------------------------------------------------------------------------------
Maryland -- 1.1%
 10,000,000         NR      Maryland State Energy Financing
                              Administration, Solid Waste Disposal
                              Revenue, (Hagerstown Recycling Project),
                              9.000% due 10/15/16 (b)(d)                      900,000
  3,500,000         A       Maryland State Health & Higher Educational
                              Facilities Authority Revenue, Loyola
                              College Issue, 5.000% due 10/1/39             2,843,750
----------------------------------------------------------------------------------------
                                                                            3,743,750
----------------------------------------------------------------------------------------


                                             See Notes to
                                             Financial Statements.

                             Schedule of Investments
                   February 29, 2000 (unaudited) (continued)

    Face
    Amount          Rating(a)               Security                         Value
----------------------------------------------------------------------------------------
Massachusetts -- 3.9%
$ 2,000,000         Aaa*    Massachusetts State College Building Authority
                            Revenue, Series 1, MBIA-Insured,
                            5.375% due 5/1/39                               $ 1,765,000
  1,000,000         AAA     Massachusetts State Health & Educational
                            Facilities Authority Revenue, (Northeastern
                            University Project), Series I, MBIA-Insured,
                            5.000% due 10/1/29                                  837,500
  2,000,000         AAA     Massachusetts State HFA, Housing
                            Development, Series B, MBIA-Insured,
                            5.300% due 12/1/17                                1,865,000
  5,000,000         AAA     Massachusetts State Turnpike Authority,
                            Metropolitan Highway System Revenue,
                            Subseries A, AMBAC-Insured,
                            4.750% due 1/1/34                                 3,956,250
  1,000,000         Aaa*    Massachusetts State Water Pollution
                            Abatement, New Bedford Project, Series A,
                            FGIC-Insured, 4.750% due 2/1/26                     811,250
                            Massachusetts State Water Resource Authority:
  1,380,000         AAA     Series A, FSA-Insured, 4.750% due 8/1/27          1,114,350
  3,000,000         AAA     Series B, MBIA-Insured, 5.000% due 12/1/25        2,565,000
  1,025,000         AAA     Series C, MBIA-Insured, 5.250% due 12/1/20          926,344
----------------------------------------------------------------------------------------
                                                                             13,840,694
----------------------------------------------------------------------------------------
Michigan -- 7.5%
  3,300,000         AAA     Ferris State University of Michigan Revenue,
                            AMBAC-Insured, 5.000% due 10/1/23                 2,821,500
  8,000,000         NR      Michigan State Strategic Fund Resources
                            Recovery, Limited Obligation Revenue,
                            Central Wayne Energy Recovery L.P.,
                            Series A, 7.000% due 7/1/27 (b)                   7,160,000
 16,375,000         NR      Midland County, MI Economic Development
                            Corp., PCR, Limited Obligation, Series B,
                            9.500% due 7/23/09 (b)                           16,867,233
----------------------------------------------------------------------------------------
                                                                             26,848,733
----------------------------------------------------------------------------------------
Minnesota -- 1.5%
  2,500,000         A1*     Duluth, MN Seaway Port Authority, IDA,
                            Dock & Wharf Revenue, (Cargill Inc.
                            Project), 6.800% due 5/1/12                       2,625,000
  1,000,000         AAA     Minneapolis & St. Paul, MN Community
                            Airport Revenue, Series A, FGIC-Insured,
                            5.125% due 1/1/25                                   877,500


                                             See Notes to
                                             Financial Statements.

                             Schedule of Investments
                   February 29, 2000 (unaudited) (continued)

    Face
    Amount          Rating(a)               Security                         Value
----------------------------------------------------------------------------------------
Minnesota -- 1.5% (continued)
$   525,000         A2*     Minnesota State Higher Education Facilities
                            Authority Revenue, University St. Thomas
                            Education, Series 3, 5.375% due 4/1/18          $   486,938
  1,225,000         AA+     Minnesota State Housing Financing Agency,
                            Single-Family Mortgage, Series I,
                            5.500% due 1/1/17                                 1,177,531
----------------------------------------------------------------------------------------
                                                                              5,166,969
----------------------------------------------------------------------------------------
Missouri -- 1.7%
  1,000,000         AAA     Fenton, MO COP, (Capital Improvement
                            Projects), MBIA-Insured, 5.125% due 9/1/17          911,250
  6,000,000         AAA     Kansas City, MO Municipal Assistance,
                            Leasehold-H-Roe Bartle, Series A,
                            MBIA-Insured, 5.000% due 4/15/20                  5,220,000
----------------------------------------------------------------------------------------
                                                                              6,131,250
----------------------------------------------------------------------------------------
Montana -- 2.1%
  8,000,000         NR      Montana State Board Investment Resource
                            Recovery Revenue, (Yellowstone Energy
                            L.P. Project), 7.000% due 12/31/19 (b)            7,500,000
----------------------------------------------------------------------------------------
New Jersey -- 2.2%
  5,200,000         A+      Hudson County, NJ Improvement Authority,
                            6.625% due 8/1/25                                 5,330,000
    200,000         AAA     New Jersey EDA Water Facilities Revenue,
                            (United Water New Jersey Project), Series C,
                            5.000% due 11/1/25                                  200,000
  2,395,000         AA-     New Jersey State Highway Authority, Garden
                            State Parkway General Revenue,
                            5.625% due 1/1/30                                 2,275,250
----------------------------------------------------------------------------------------
                                                                              7,805,250
----------------------------------------------------------------------------------------
New Mexico -- 0.5%
  2,000,000         AAA     New Mexico Mortgage Financing Authority,
                            Single Family Mortgages, Series D-3,
                            5.625% due 9/1/28                                 1,872,500
----------------------------------------------------------------------------------------
New York -- 6.8%
  2,600,000         A-      Long Island Power Authority, Electric
                            System Revenue, Series A,
                            5.500% due 12/1/29                                2,314,000
  3,000,000         AAA     Metropolitan Transit Authority, NY
                            Transportation Facilities Revenue, Series B,
                            FGIC-Insured, 4.750% due 7/1/26                   2,441,250


                                             See Notes to
                                             Financial Statements.

                             Schedule of Investments
                   February 29, 2000 (unaudited) (continued)

    Face
    Amount          Rating(a)               Security                         Value
===========================================================================================
New York -- 6.8% (continued)
$ 3,000,000         AAA     Nassau Health Care Corporation, NY Health
                              Systems Revenue, Nassau County
                              Guaranteed, FSA-Insured,
                              5.750% due 8/1/29                                 $ 2,857,500
                            New York City, NY Transitional Finance
                              Authority Revenue, Future Tax Secured:
  1,000,000         AA          Series B, 4.750% due 11/1/17                        858,750
  2,000,000         AAA         Series C, FGIC-Insured, 5.000% due 5/1/17         1,792,500
                            New York State Dormitory Authority Revenue:
  1,000,000         AAA       City University System, Series A,
                                FGIC-Insured, 5.000% due 7/1/16                     905,000
  1,500,000         AAA       Montefiore Medical Center,
                                AMBAC-Insured, 5.250% due 2/1/15                  1,387,500
  1,000,000         AAA     New York State Medicare Mental Health
                              Services, FGIC-Insured, 5.250% due 2/15/19            903,750
  5,000,000         AAA     New York State Thruway Authority, Highway
                              & Bridge Fund, Series B, FGIC-Insured,
                              5.000% due 4/1/17                                   4,487,500
                            Triborough Bridge & Tunnel Authority
                              of NY, Series A:
  5,000,000         Aa3*        General Purpose, 5.000% due 1/1/24                4,281,250
  2,500,000         AAA         SPL Obligation, MBIA-Insured,
                                  4.750% due 1/1/24                               2,053,125
-------------------------------------------------------------------------------------------
                                                                                 24,282,125
-------------------------------------------------------------------------------------------
North Carolina -- 0.0%
     90,000         AA-     Wake County, NC Industrial Facilities &
                              Pollution Control Financing Authority
                              Revenue, Series B, 2.950% due 6/15/14                  90,000
-------------------------------------------------------------------------------------------
Ohio -- 6.1%
  2,000,000         AAA     Akron, OH Economic Development,
                              MBIA-Insured, 5.000% due 12/1/18                    1,772,500
  1,000,000         AAA     Cleveland-Cuyahoga County, OH Port
                              Authority Revenue, Rock & Roll Hall of
                              Fame, AMBAC-Insured, 5.400% due 12/1/15               972,500



                                             See Notes to
                                             Financial Statements.

                             Schedule of Investments
                   February 29, 2000 (unaudited) (continued)

    Face
    Amount          Rating(a)               Security                         Value
----------------------------------------------------------------------------------------
Ohio -- 6.1% (continued)
                             Cuyahoga County, OH Hospital
                               Revenue Refunding:
$ 5,750,000         AAA          Metrohealth System, Series A,
                                  MBIA-Insured, 5.125% due 2/15/14            $ 5,412,187
  2,000,000         AAA          University Hospitals Health System Inc.,
                                  AMBAC-Insured, 5.500% due 1/15/30             1,830,000
  4,000,000         AAA      Lucas County, OH Hospital Revenue,
                               Promedia Healthcare Obligation Group,
                               AMBAC-Insured, 5.375% due 11/15/29               3,570,000
  2,000,000         AAA      Ohio State Higher Educational Facility
                               Commission Revenue, University of Dayton,
                               AMBAC-Insured, 5.350% due 12/1/17                1,930,000
  1,645,000         AAA      Ohio State Water Development Authority
                               Revenue, Fresh Water Series A, FSA-Insured,
                               5.000% due 6/1/16                                1,490,781
  5,320,000         AAA      Portage County, OH GO, MBIA-Insured,
                               5.250% due 12/1/17                               4,947,600
------------------------------------------------------------------------------------------
                                                                               21,925,568
------------------------------------------------------------------------------------------
Pennsylvania -- 1.5%
  3,500,000         AAA      Montgomery County, PA Higher Education &
                               Health Authority Revenue, Holy Redeemer
                               Health, Series A, AMBAC-Insured,
                               5.250% due 10/1/17                               3,163,125
  2,500,000         AA       Saint Mary Hospital Authority, Bucks County
                               Catholic Health Initiatives, Series A,
                               5.000% due 12/1/18                               2,096,875
------------------------------------------------------------------------------------------
                                                                                5,260,000
------------------------------------------------------------------------------------------
South Carolina -- 3.2%
  4,000,000         AAA      Lexington County, SC Health Services
                               District Inc., Hospital Revenue Refunding
                               & Improvement, FSA-Insured,
                               5.250% due 11/1/17                               3,690,000
  2,000,000         A3*      Myrtle Beach, SC COP, Myrtle Beach
                               Convention Center, (Pre-Refunded --
                               Escrowed with U.S. government securities to
                               7/1/02 Call @ 102), 6.875% due 7/1/07 (c)        2,125,000


                                             See Notes to
                                             Financial Statements.

                             Schedule of Investments
                   February 29, 2000 (unaudited) (continued)

    Face
    Amount          Rating(a)               Security                         Value
-----------------------------------------------------------------------------------------
South Carolina -- 3.2% (continued)
$ 1,140,000         AAA     Piedmont, SC Municipal Power Agency,
                              Electric Revenue Refunding, Series A,
                              MBIA-Insured, 4.875% due 1/1/16                 $ 1,004,625
  5,000,000         Aaa*    South Carolina Transportation Infrastructure
                              Bank Revenue, Series A, AMBAC-Insured,
                              5.250% due 10/1/21                                4,493,750
-----------------------------------------------------------------------------------------
                                                                               11,313,375
-----------------------------------------------------------------------------------------
Tennessee -- 1.3%
  1,150,000         NR      Hardeman County, TN Correctional Facilities
                              Corp., 7.750% due 8/1/17                          1,191,687
  4,100,000         AA+     Shelby County, TN GO, Refunding, Series A,
                              5.000% due 3/1/20                                 3,587,500
-----------------------------------------------------------------------------------------
                                                                                4,779,187
-----------------------------------------------------------------------------------------
Texas -- 11.3%
  2,000,000         AAA     Austin, TX ISD, GO, PSFG, 5.125% due 8/1/16         1,827,500
  3,990,000         Aaa*    Azle, TX ISD, GO, PSFG, Series C,
                              5.000% due 2/15/22                                3,426,412
  2,000,000         AAA     Bexar County, TX Health Facilities
                              Development Corp. Revenue, Baptist
                              Health Systems, Series A, MBIA-Insured,
                              5.250% due 11/15/27                               1,732,500
                            Brazos River Authority:
  7,500,000         AAA       Houston Industrial Income Project, Series A,
                                5.125% due 5/1/19                               6,656,250
  4,000,000         Baa1*     PCR, Utility Electric Co., Series C,
                                5.550% due 6/1/30 (b)                           3,335,000
  2,000,000         AAA     Brownsville, TX Utility Systems Revenue,
                              AMBAC-Insured, 5.250% due 9/1/20                  1,795,000
  1,160,000         Aaa*    Burleson, TX ISD, GO, PSFG,
                              6.750% due 8/1/24                                 1,226,700
  4,000,000         Baa1*   Fort Worth, TX International Airport Facility
                              Improvement Corp. Revenue, American
                              Airlines Inc. Project, 6.375% due 5/1/35          3,735,000
  2,480,000         Aaa*    Frisco, TX ISD, 5.375% due 8/15/18                  2,325,000
  3,900,000         AAA     Harris County, TX GO, Toll Road,
                              Sr. Lien, FGIC-Insured, 5.375% due 8/15/20        3,602,625


                                             See Notes to
                                             Financial Statements.

                             Schedule of Investments
                   February 29, 2000 (unaudited) (continued)

    Face
    Amount          Rating(a)               Security                         Value
----------------------------------------------------------------------------------------
Texas -- 11.3% (continued)
                             Harris County, TX Health Facilities,
                               Development Corp., Hospital Revenue:
$ 1,000,000         AA           School Health Care Systems, Series B,
                                   5.750% due 7/1/27                           $  966,250
  3,000,000         AA           Texas Children's Hospital Project,
                                   Series A, 5.250% due 10/1/19                 2,610,000
  2,000,000         AAA      Nueces River Authority, Texas Water Supply
                               Facilities, FSA-Insured, 5.500% due 3/1/27       1,837,500
  6,000,000         AAA      Texas Water Development Board Revenue,
                               State Revolving Fund, Sr. Lien, Series B,
                               5.000% due 7/15/19                               5,257,500
-----------------------------------------------------------------------------------------
                                                                               40,333,237
-----------------------------------------------------------------------------------------
Utah -- 1.0%
  4,000,000         A+       Intermountain Power Agency, Utah Power
                               Supply Revenue Refunding, Series D,
                               5.000% due 7/1/21                                3,425,000
-----------------------------------------------------------------------------------------
Virgin Islands -- 0.2%
  1,000,000         BBB-     Virgin Islands, PFA Revenue, Sr. Lien, Series A,
                               5.500% due 10/1/22                                 862,500
-----------------------------------------------------------------------------------------
Virginia -- 2.3%
  4,700,000         A2*      Harrisonburg, VA Redevelopment & Housing
                               Authority, (Jail & Courthouse Project), Public
                               Facilities Lease Revenue, 6.500% due 9/1/14      4,811,625
                             Virginia State HDA, Multi-Family Housing:
  1,655,000         AA+        Series D, 6.250% due 1/1/15                      1,673,619
  1,235,000         AAA        Series H, AMBAC-Insured,
                                 6.300% due 11/1/15                             1,262,788
    600,000         AA+        Series K, 5.800% due 11/1/10                       610,500
-----------------------------------------------------------------------------------------
                                                                                8,358,532
-----------------------------------------------------------------------------------------
Washington -- 4.5%
                             Chelan County, WA GO, Public Utilities,
                               District No. 1, Columbus River Rock,
                               MBIA-Insured:
                                 Series A:
 20,685,000         AAA            Zero coupon due 6/1/21                       5,507,381
 22,685,000         AAA            Zero coupon due 6/1/22                       5,671,250
  4,750,000         AA         Series B, Remarketed 7/1/92, Mandatory
                                   put 7/1/19, 6.750% due 7/1/62 (b)            4,827,187
-----------------------------------------------------------------------------------------
                                                                               16,005,818
-----------------------------------------------------------------------------------------



                                             See Notes to
                                             Financial Statements.

                             Schedule of Investments
                   February 29, 2000 (unaudited) (continued)

    Face
    Amount          Rating(a)               Security                         Value
----------------------------------------------------------------------------------------
Wisconsin -- 2.3%
$ 4,070,000         AA      Wisconsin State GO, Series B,
                              6.600% due 1/1/22 (b)                        $  4,110,700
                            Wisconsin State Health & Educational
                              Facilities Authority Revenue, MBIA-Insured:
  3,000,000         AAA         Aurora Health Care Inc.,
                                  5.250% due 8/15/17                          2,730,000
  1,100,000         A           Kenosha Hospital & Medical Center Project,
                                  5.700% due 5/15/20                            950,125
    250,000         AAA         The Medical College of Wisconsin Inc.
                                  Project, MBIA-Insured,
                                  5.400% due 12/1/16                            237,500
----------------------------------------------------------------------------------------
                                                                              8,028,325
----------------------------------------------------------------------------------------
                            TOTAL INVESTMENTS -- 100%
                            (COST -- $379,380,665**)                       $356,838,045
========================================================================================

(a) All ratings are by Standard & Poor's Ratings Service, with the exception of those identified by an asterisk (*), which are rated by Moody's Investor's Service Inc.

(b) Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax.

(c) Pre-Refunded bonds escrowed by U.S. government securities and bonds escrowed to maturity by U.S. government securities are considered by manager to be triple-A rated even if issuer has not applied for new ratings.

(d) Security is in default.

**  Aggregate cost for Federal income tax purposes is substantially the same.

    See pages 18 and 19 for definitions of ratings and certain security descriptions.


                   Summary of Investments by Combined Ratings
                          February 29, 2000 (unaudited)

                                                             Percentage of
   Moody's         and/or          Standard & Poor's       Total Investments

     Aaa                                  AAA                     52.4%
     Aa                                   AA                      10.9
      A                                    A                      14.4
     Baa                                  BBB                     11.5
     NR                                   NR                      10.8
                                                                 -----
                                                                 100.0%
                                                                 =====


                                             See Notes to
                                             Financial Statements.

                                  Bond Ratings
                                   (unaudited)


The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard and Poor's") -- Ratings from "AA" to "BBB" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA  -- Bonds rated "AAA" have the highest rating assigned by Standard & Poor's.
        Capacity to pay interest and repay principal is extremely strong.

AA   -- Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differs from the highest rated issue only in a small degree.

A    -- Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

Moody's Investors Service, Inc. ("Moody's") -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Aa" to "Baa," where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa -- Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa   -- Bonds rated "Aa" are judged to be of high quality by all standards.
        Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

A    -- Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa -- Bonds rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

NR   -- Indicates that the bond is not rated by Standard & Poor's or Moody's.

                          Short-Term Security Ratings
                                   (unaudited)


SP-1   -- Standard & Poor's highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

A-1    -- Standard & Poor's highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

VMIG 1 -- Moody's highest rating for issues having a demand feature -- VRDO.

P-1    -- Moody's highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.

                             Security Descriptions
                                  (unaudited)

ABAG   -- Association of Bay Area Governments
AIG    -- American International Guaranty
AMBAC  -- AMBAC Indemnity Corporation
BAN    -- Bond Anticipation Notes
BIG    -- Bond Investors Guaranty
CDA    -- Community Development Administration
CGIC   -- Capital Guaranty Insurance Company
CHFCLI -- California Health Facility Construction Loan Insurance
COP    -- Certificate of Participation
EDA    -- Economic Development Authority
ETM    -- Escrowed To Maturity
FAIRS  -- Floating Adjustable Interest Rate Securities
FGIC   -- Financial Guaranty Insurance Company
FHA    -- Federal Housing Administration
FHLMC  -- Federal Home Loan Mortgage Corporation
FNMA   -- Federal National Mortgage Association
FRTC   -- Floating Rate Trust Certificates
FSA    -- Financial Security Assurance
GIC    -- Guaranteed Investment Contract
GNMA   -- Government National Mortgage Association
GO     -- General Obligation
HDC    -- Housing Development Corporation
HDA    -- Housing Development Authority
HFA    -- Housing Finance Authority
IDA    -- Industrial Development Authority
IDB    -- Industrial Development Board
IDR    -- Industrial Development Revenue
INFLOS -- Inverse Floaters
ISD    -- Independent School District
LOC    -- Letter of Credit
MBIA   -- Municipal Bond Investors Assurance Corporation
MVRICS -- Municipal Variable Rate Inverse Coupon Security
PCR    -- Pollution Control Revenue
PFA    -- Public Finance Authority
PSFG   -- Permanent School Fund Guaranty
RAN    -- Revenue Anticipation Notes
RIBS   -- Residual Interest Bonds
RITES  -- Residual Interest Tax-Exempt Securities
TAN    -- Tax Anticipation Notes
TECP   -- Tax Exempt Commercial Paper
TOB    -- Tender Option Bonds
TRAN   -- Tax and Revenue Anticipation Notes
SYCC   -- Structured Yield Curve Certificate
VAN    -- Veterans Administration
VRDD   -- Variable Rate Daily Demand
VRWE   -- Variable Rate Wednesday Demand

                      Statement of Assets and Liabilities
                                   (unaudited)

                                                              February 29, 2000
================================================================================
ASSETS:
  Investments, at value (Cost-- $379,380,665)                    $ 356,838,045
  Interest receivable                                                5,471,374
--------------------------------------------------------------------------------
  Total Assets                                                     362,309,419
--------------------------------------------------------------------------------
LIABILITIES:
  Payable for securities purchased                                   4,634,078
  Dividends payable                                                    440,823
  Investment advisory fees payable                                     147,474
  Payable to bank                                                       71,322
  Accrued expenses                                                     106,110
--------------------------------------------------------------------------------
  Total Liabilities                                                  5,399,807
--------------------------------------------------------------------------------
Total Net Assets                                                 $ 356,909,612
================================================================================
NET ASSETS:
  Par value of capital shares                                    $      32,715
  Capital paid in excess of par value                              413,578,810
  Treasury stock, at cost (Note 6)                                 (17,898,338)
  Undistributed net investment income                                1,999,673
  Accumulated net realized loss on security transactions           (18,260,628)
  Net unrealized depreciation of investments                       (22,542,620)
--------------------------------------------------------------------------------
TOTAL NET ASSETS
  (Equivalent to $10.91 a share on 32,714,544 shares of $0.001
  par value outstanding; 500,000,000 shares authorized)          $ 356,909,612
================================================================================



                                             See Notes to
                                             Financial Statements.

                            Statement of Operations
                                   (unaudited)

                                                                  Nine Months
                                                                     Ended
                                                                    2/29/00
================================================================================
INVESTMENT INCOME:
  Interest                                                       $  19,346,422
--------------------------------------------------------------------------------
EXPENSES:
  Investment advisory fees (Note 3)                                  1,825,620
  Administration fees (Note 3)                                         578,720
  Shareholder communications                                           193,310
  Audit and legal                                                       53,353
  Registration fees                                                     42,578
  Shareholder and system servicing fees                                 17,615
  Directors' fees                                                       17,595
  Pricing service fees                                                  16,027
  Custody                                                               14,531
  Other                                                                 21,152
--------------------------------------------------------------------------------
  Total Expenses                                                     2,780,501
--------------------------------------------------------------------------------
Net Investment Income                                               16,565,921
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS (NOTE 4):
  Realized Loss From Security Transactions
  (excluding short-term securities):
    Proceeds from sales                                            136,948,441
    Cost of securities sold                                        147,071,670
--------------------------------------------------------------------------------
  Net Realized Loss                                                (10,123,229)
--------------------------------------------------------------------------------
  Change in Net Unrealized Appreciation (Depreciation)
  of Investments:
    Beginning of period                                              8,230,011
    End of period                                                  (22,542,620)
--------------------------------------------------------------------------------
  Increase in Net Unrealized Depreciation                          (30,772,631)
--------------------------------------------------------------------------------
Net Loss on Investments                                            (40,895,860)
--------------------------------------------------------------------------------
Decrease in Net Assets From Operations                           $ (24,329,939)
================================================================================



                                             See Notes to
                                             Financial Statements.

Statements of Changes in Net Assets

                                                  Nine Months          Year
                                                 Ended 2/29/00         Ended
                                                  (unaudited)         5/31/99
--------------------------------------------------------------------------------
OPERATIONS:
 Net investment income                          $  16,565,921     $  20,136,169
 Net realized loss                                (10,123,229)       (4,886,706)
 Increase in net unrealized depreciation          (30,772,631)       (6,285,612)
--------------------------------------------------------------------------------
 Increase (Decrease) in Net Assets
  From Operations                                 (24,329,939)        8,963,851
--------------------------------------------------------------------------------
DISTRIBUTION TO SHAREHOLDERS
FROM (NOTE 2):
 Net investment income                            (15,275,435)      (18,626,947)
 Net realized gains                                      --          (4,075,207)
--------------------------------------------------------------------------------
 Decrease in Net Assets From
  Distributions to Shareholders                   (15,275,435)      (22,702,154)
--------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 6):
 Treasury stock acquired                          (17,898,338)             --
--------------------------------------------------------------------------------
 Decrease in Net Assets From
  Fund Share Transactions                         (17,898,338)             --
--------------------------------------------------------------------------------
Decrease in Net Assets                            (57,503,712)      (13,738,303)
NET ASSETS:
 Beginning of period                              414,413,324       428,151,627
--------------------------------------------------------------------------------
 End of period*                                 $ 356,909,612     $ 414,413,324
================================================================================
* Includes undistributed net
investment income of:                           $   1,999,673     $     709,187
================================================================================




                                See Notes to
                             22 Financial Statements.

                         Notes to Financial Statements
                                  (unaudited)

     1.  Significant Accounting Policies

     Managed Municipals Portfolio Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company.

     The significant accounting policies consistently followed by the Fund are:
(a) security transactions are accounted for on trade date; (b) securities are valued at the mean between bid and ask prices provided by an independent pricing service that are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various relationships between securities; (c) securities maturing within 60 days or less are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) gains or losses on sale of securities are calculated by using the specific identification method; (e) interest income, adjusted for amortization of premium and accretion of original issue discount, is recorded on an accrual basis; market discount is recognized upon the disposition of the security; (f) dividends and distributions to shareholders are recorded on the ex-dividend date; (g) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (h) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At May 31, 1999, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change; and (i) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

     2.  Exempt-Interest Dividends and Other Distributions
     The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular Federal income tax and from designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund.

     Capital gain distributions, if any, are taxable to shareholders, and are declared and paid at least annually.

                         Notes to Financial Statements
                            (unaudited) (continued)

     3. Investment Advisory Agreement, Administration Agreement and Other Transactions
     SSB Citi Fund Management LLC ("SSBC"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc., acts as investment adviser to the Fund. The Fund pays SSBC a fee calculated at an annual rate of 0.70% of the average daily net assets of the Fund. This fee is calculated daily and paid monthly.

     SSBC also acts as the Fund's administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the average daily net assets; this fee is calculated daily and paid monthly.

     All officers and one Director of the Fund are employees of Salomon Smith Barney Inc., another subsidiary of SSBH.

     4.  Investments
     For the nine months ended February 29, 2000, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:
========================================================================
Purchases                                                  $ 111,988,580
------------------------------------------------------------------------
Sales                                                        136,948,441
========================================================================

     At February 29, 2000, aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

========================================================================
Gross unrealized appreciation                               $  4,103,495
Gross unrealized depreciation                                (26,646,115)
------------------------------------------------------------------------
Net unrealized depreciation                                 $(22,542,620)
========================================================================

     5.  Futures Contracts
     Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market"

                         Notes to Financial Statements
                            (unaudited) (continued)

on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract.

     The Fund enters into such contracts to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

     At February 29, 2000, the Fund had no open futures contracts.

     6.  Capital Shares
     At February 29, 2000, the Fund had 500,000,000 shares of common stock authorized with a par value of $0.001 per share.

     On June 21, 1999, the Fund commenced a share repurchase plan. As of February 29, 2000, repurchased shares totaled 1,892,400.


     7.  Securities Traded on a When-Issued Basis
     In a when-issued transaction, the Fund commits to purchasing securities for which specific information is not yet known at the time of the trade. Securities purchased on a when-issued basis are not settled until they are delivered to the Fund. Beginning on the date the Fund enters into the when-issued transaction, the custodian maintains cash, U.S. government securities or other liquid high grade debt obligations in a segregated account equal in value to the purchase price of the when-issued security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

     At February 29, 2000, the Fund did not hold any when-issued securities.

     8.  Capital Loss Carryforward
     At May 31, 1999, the Fund had, for Federal income tax purposes, approximately $2,565,000 of unused capital loss carryforwards available to offset future capital gains expiring May 31, 2007. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.

                             Financial Highlights

For a share of capital stock outstanding throughout each year ended May 31, except where noted:

                                1999(1)          1999         1998         1997         1996         1995
==========================================================================================================
Net Asset Value,
 Beginning of Period        $     11.97    $     12.37  $     11.90  $     12.11  $     12.55  $     12.26
-----------------------------------------------------------------------------------------------------------
Income (Loss) From
Operations:
 Net investment income(2)          0.49           0.58         0.54         0.67         0.67         0.72
 Net realized and
  unrealized gain (loss)          (1.21)         (0.32)        0.83         0.08        (0.35)        0.49
-----------------------------------------------------------------------------------------------------------
Total Income (Loss)
 From Operations                  (0.72)          0.26         1.37         0.75         0.32         1.21
-----------------------------------------------------------------------------------------------------------
Gain From Repurchase
 of Treasury Stock                 0.11             --           --           --           --           --
-----------------------------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income            (0.45)         (0.54)       (0.61)       (0.66)       (0.75)       (0.67)
 Net realized gains                  --          (0.12)       (0.29)       (0.30)       (0.01)       (0.25)
-----------------------------------------------------------------------------------------------------------
Total Distributions               (0.45)         (0.66)       (0.90)       (0.96)       (0.76)       (0.92)
-----------------------------------------------------------------------------------------------------------
Net Asset Value,
 End of Period              $     10.91    $     11.97  $     12.37  $     11.90  $     12.11  $     12.55
-----------------------------------------------------------------------------------------------------------
Total Return, Based on
 Market Value(3)                  (4.14)%++       0.11%        2.08%        7.89%        8.26%        8.40%
-----------------------------------------------------------------------------------------------------------
Total Return, Based on
 Net Asset Value(3)               (4.53)%++       2.66%       12.14%        6.59%        2.79%       10.96%
-----------------------------------------------------------------------------------------------------------
Net Assets,
 End of Period (millions)   $       357       $    414     $    428     $    411     $    418     $    433
-----------------------------------------------------------------------------------------------------------
Ratios to Average
Net Assets:
 Expenses(2)                       0.97%+         0.94%        0.99%        1.00%        1.00%        1.02%
 Net investment income             5.80+          4.72         4.35         5.56         5.35         5.97
-----------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate              29%            23%          87%         113%          45%          93%
-----------------------------------------------------------------------------------------------------------
Market Value,
 End of Period              $     9.500   $     10.375 $     11.000 $     11.625 $     11.690 $     11.500
===========================================================================================================

(1)  For the nine months ended February 29, 2000 (unaudited).
(2) The investment adviser and administrator waived a portion of their fees for the year ended May 31, 1999. If such fees were not waived, the per share decrease in net investment income would have been $0.01. In addition, the ratio of expenses to average net assets would have been 1.02%.
(3) The total return calculation assumes that dividends are reinvested in accordance with the Fund's dividend reinvestment plan.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.

                        Quarterly Results of Operations
                                   (unaudited)

                                                                 Net Realized and           Net Increase
                                                                     Unrealized             (Decrease) in
                       Investment              Net Investment      Gain (Loss) on          Net Assets From
                         Income                  Income              Investments              Operations
             ---------------------------------------------------------------------------------------------------
                                  Per                    Per                     Per                      Per
Quarter Ended      Total         Share      Total       Share      Total        Share        Total       Share
================================================================================================================
August 31,
1997              $5,809,421     $0.17    $4,751,757    $0.14   $11,642,588     $0.34     $16,394,345    $0.48
November 30,
1997               5,571,655      0.16     4,540,883     0.13     9,907,664      0.29      14,448,547     0.42
February 28,
1998               5,677,656      0.16     4,609,822     0.13     7,399,266      0.21      12,009,088     0.34
May 31,
1998               5,679,780      0.16     4,606,509     0.13        (7,936)    (0.00)*     4,598,573     0.13
August 31,
1998               6,731,153      0.19     5,618,898     0.16     2,807,927      0.09       8,426,825     0.25
November 30,
1998               5,825,421      0.17     4,996,967     0.15      (967,184)    (0.04)      4,029,783     0.11
February 28,
1999               5,747,605      0.17     4,793,284     0.14    (3,630,173)    (0.10)      1,163,111     0.04
May 31,
1999               5,833,696      0.17     4,727,020     0.13    (9,382,888)    (0.27)     (4,655,868)   (0.14)
August 31,
1999               5,956,315      0.17     4,886,948     0.14    21,881,042)    (0.63)    (16,994,094)   (0.48)
November 30,
1999               5,682,571      0.17     4,704,078     0.14    (9,921,954)    (0.30)     (5,217,876)   (0.13)
February 29,
2000               7,707,536      0.24     6,974,895     0.21    (9,092,864)    (0.28)     (2,117,969)   (0.00)*
================================================================================================================

*    Amount represents less than $0.01.

                                Financial Data
                                  (unaudited)

For a share of capital stock outstanding throughout each period:

                              NYSE           Net                   Dividend
 Record        Payable      Closing         Asset      Dividend   Reinvestment
  Date           Date        Price+         Value+       Paid        Price
================================================================================
 6/24/97       6/27/97      $11.750         $12.06      $0.060      $11.98
 7/22/97       7/25/97       12.000          12.43       0.060       12.08
 8/26/97       8/29/97       11.750          12.17       0.060       11.83
 9/23/97       9/26/97       11.750          12.30       0.056       11.91
10/28/97      10/31/97       11.375          12.33       0.056       11.60
11/24/97      11/28/97       11.563          12.41       0.056       11.64
12/22/97*     12/26/97       11.625          12.39       0.294       12.24
 1/27/98       1/30/98       11.938          12.41       0.056       12.04
 2/24/98       2/27/98       11.938          12.39       0.056       11.60
 3/24/98       3/27/98       11.125          12.36       0.050       11.34
 4/21/98       4/24/98       11.1875         12.23       0.050       11.10
 5/26/98       5/29/98       10.875          12.34       0.050       11.15
 6/23/98       6/26/98       11.000          12.32       0.050       11.10
 7/28/98       7/31/98       10.875          12.30       0.048       10.84
 8/25/98       8/28/98       10.875          12.41       0.048       11.05
 9/22/98       9/25/98       11.375          12.48       0.049       11.57
10/27/98      10/30/98       11.4375         12.44       0.049       11.58
11/23/98      11/27/98       11.750          12.42       0.049       11.59
12/21/98*     12/24/98       11.313          12.32       0.118       11.27
 1/26/99       1/29/99       10.938          12.37       0.049       11.04
 2/23/99       2/26/99       10.875          12.31       0.049       10.89
 3/23/99       3/26/99       10.750          12.22       0.049       10.72
 4/27/99       4/30/99       10.500          12.18       0.049       10.46
 5/25/99       5/28/99       10.375          12.01       0.049       10.52
 6/22/99       6/25/99       10.563          11.67       0.050       10.61
 7/27/99       7/30/99       10.063          11.67       0.050       10.03
 8/24/99       8/27/99        9.813          11.29       0.050        9.95
 9/21/99       9/24/99        9.688          11.24       0.050        9.70
10/26/99      10/29/99        9.625          10.85       0.050       10.85
11/22/99      11/26/99        9.563          11.08       0.050        9.25
12/27/99      12/30/99        9.000          10.90       0.050        9.10
 1/26/00       1/28/00        9.563          10.76       0.050        9.48
 2/22/00       2/25/00        9.500          10.85       0.050        9.52
================================================================================
+ As of record date.
* Capital gain distribution.

                          Dividend Reinvestment Plan
                                  (unaudited)

     Under the Fund's Dividend Reinvestment Plan ("Plan"), a shareholder whose shares of common stock are registered in his own name will have all distributions from the Fund reinvested automatically by PFPC Global Fund Services ("PFPC"), formerly known as First Data Investor Services Group, Inc., as purchasing agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in street name) will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own common stock registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to shareholders who do not participate in the Plan will be paid by check mailed directly to the record holder by or under the direction of PFPC as dividend paying agent.

     The number of shares of common stock distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. When the market price of the common stock is equal to or exceeds the net asset value per share of the common stock on the determination date (generally, the record date for the distribution), Plan participants will be issued shares of common stock by the Fund at a price equal to the greater of net asset value determined as described below under "Net Asset Value" or 95% of the market price of the common stock.

     If the market price of the common stock is less than the net asset value of the common stock at the time of valuation (which is the close of business on the determination date), or if the Fund declares a dividend or capital gains distribution payable only in cash, PFPC will buy common stock in the open market, on the NYSE or elsewhere, for the participants' accounts. If following the commencement of the purchases and before PFPC has completed its purchases, the market price exceeds the net asset value of the common stock as of the valuation time, PFPC will attempt to terminate purchases in the open market and cause the Fund to issue the remaining portion of the dividend or distribution in shares at a price equal to the greater of (a) net asset value as of the valuation time or (b) 95% of the then current market price. In this case, the number of shares received by a Plan participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. To the extent PFPC is unable to stop open market purchases and cause the Fund to issue the remaining shares, the average per share purchase price paid by PFPC may exceed the net asset value of the common stock as of the valuation time, resulting in the acquisition of fewer shares than if the dividend or capital gains distribution had been paid in common stock issued by the Fund at such net asset value. PFPC will begin to purchase common stock on the open market as soon as practicable after the determination date for the dividend or capital gains distribution, but in no event shall such purchases continue later than

                          Dividend Reinvestment Plan
                            (unaudited) (continued)

30 days after the payment date for such dividend or distribution, or the record date for a succeeding dividend or distribution, except when necessary to comply with applicable provisions of the federal securities laws.

     PFPC maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in each account, including information needed by a shareholder for personal and tax records. The automatic reinvestment of dividends and capital gains distributions will not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. Common stock in the account of each Plan participant will be held by PFPC in uncertificated form in the name of the Plan participant.

     Plan participants are subject to no charge for reinvesting dividends and capital gains distributions under the Plan. PFPC's fees for handling the reinvestment of dividends and capital gains distributions will be paid by the Fund. No brokerage charges apply with respect to shares of common stock issued directly by the Fund under the Plan. Each Plan participant will, however, bear a proportionate share of any brokerage commissions actually incurred with respect to any open market purchases made under the Plan.

     Experience under the Plan may indicate that changes to it are desirable. The Fund reserves the right to amend or terminate the Plan as applied to any dividend or capital gains distribution paid subsequent to written notice of the change sent to participants at least 30 days before the record date for the dividend or capital gains distribution. The Plan also may be amended or terminated by PFPC, with the Fund's prior written consent, on at least 30 days' written notice to Plan participants. All correspondence concerning the plan should be directed by mail to PFPC Global Fund Services, P.O. Box 8030, Boston, Massachusetts 02266-8030 or by telephone at 1-800-331-1710.

                         ----------------------------

     Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its common stock in the open market.

                              Managed Municipals
                                Portfolio Inc.

Directors
Allan J. Bloostein
Martin Brody
Dwight B. Crane
Robert A. Frankel
William R. Hutchinson
Heath B. McLendon, Chairman

Charles F. Barber, Emeritus

Officers
Heath B. McLendon
President and
Chief Executive Officer

Lewis E. Daidone
Senior Vice President
and Treasurer

Joseph P. Deane
Vice President and
Investment Officer

David Fare
Investment Officer

Anthony Pace
Controller

Christina T. Sydor
Secretary

Investment Adviser and
Administrator
SSB Citi Fund Management LLC
388 Greenwich Street
New York, New York 10013

Transfer Agent
PFPC Global Fund Services
P.O. Box 8030
Boston, Massachusetts 02266-8030

Custodian
PNC Bank
8800 Tinicom Blvd.
Suite 220
Philadelphia, Pennsylvania 19153

                     (This page intentionally left blank.)

     This report is only intended for shareholders of the Managed Municipals Portfolio Inc. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or
                   of any securities mentioned in the report.
                                   FD0879 4/00